UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 31, 2026

Hines Global Income Trust, Inc.
__________________________________
(Exact name of registrant as specified in its charter)

Commission file number: 000-55599

Maryland	80-0947092
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

845 Texas Avenue
Suite 3300
Houston, Texas	77002-1656
(Address of principal executive offices)	(Zip code)

(888) 220-6121
(Registrant’s telephone number, including area code)

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
         Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On October 6, 2026, Hines Interests Limited Partnership (“Hines”) issued a press release related to the acquisitions of 99 West Paces, Bishop Arts Portfolio and Castings Commerce Center by Hines Global Income Trust, Inc. (the "Company"). A copy of such press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information in this Item 7.01 of this Current Report on Form 8-K, including the press release attached as Exhibit 99.1 hereto, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18. The information in this Item 7.01 of this Current Report on Form 8-K, including the exhibit furnished herewith, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in any such filing.

Item 8.01 Other Items

Recent Acquisitions

The Company acquired Castings Commerce Center on August 31, 2026. Castings Commerce Center is an industrial property located in Columbus, Ohio. The property is comprised of approximately 862,000 square feet of net rentable area that is currently 96% leased. The contract purchase price of Castings Commerce Center was approximately $117.0 million exclusive of transaction costs and closing prorations. The seller is not affiliated with the Company or its affiliates.

The Company acquired 99 West Paces on September 29, 2026. 99 West Paces is a residential property located in Atlanta, Georgia. The property is comprised of approximately 380,700 square feet of net rentable area that is currently 95% leased. The contract purchase price of 99 West Paces was approximately $237.8 million exclusive of transaction costs and closing prorations. The seller is not affiliated with the Company or its affiliates.

The Company acquired Bishop Arts Portfolio on September 30, 2026. Bishop Arts Portfolio is a residential and retail property located in Dallas, Texas. The residential property is comprised of approximately 438,000 square feet of net rentable area that is currently 95% leased and the retail property is approximately 49,000 square feet of net rentable area that is currently 98% leased. The contract purchase price of Bishop Arts was approximately $170.5 million exclusive of transaction costs and closing prorations. The seller is not affiliated with the Company or its affiliates.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	Press Release of Hines, dated October 6, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hines Global Income Trust, Inc.

October 6, 2026	By:	/s/ A. Gordon Findlay
Name: A. Gordon Findlay
Title: Chief Accounting Officer, Treasurer and Secretary